UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2018

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2018, Public Storage (the “Company”) announced a number of key senior management changes as part of its succession-planning program.

Effective January 1, 2019, Joseph D. Russell, Jr., age 58, will be appointed Chief Executive Officer (“CEO”) of the Company, in addition to his role as President. Mr. Russell will also join the Board of Trustees (the “Board”) as trustee on the same date. Mr. Russell will succeed Ronald L. Havner, Jr. as CEO, who will step down as CEO and will continue as Chairman of the Board.

Mr. Russell has been President of the Company since July 2016. Prior to joining the Company, Mr. Russell was CEO of PS Business Parks, Inc. from August 2003 to July 2016 and President from September 2002 until August 2015. Mr. Russell has also served as a director of PS Business Parks since August 2003. He also currently serves on the board of directors of the Self Storage Association.

Also effective January 1, 2019, H. Thomas Boyle III, age 34, will be appointed Chief Financial Officer (“CFO”) of the Company. On the same date, John Reyes, the Company’s CFO since 1996 and an officer of the Company since 1990, will step down as CFO and will be appointed to the Board.

Mr. Boyle has been Vice President and Chief Financial Officer, Operations of the Company since November 2016. Prior to joining the Company, Mr. Boyle served in roles of increasing responsibilities with Morgan Stanley since 2005, from analyst to his last role as Executive Director, Equity and Debt Capital Markets.

None of the appointees are a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K and none of the appointees has family relationships that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Compensation decisions relating to Mr. Russell and Mr. Boyle’s promotions effective on January 1, 2019 will be determined and approved by the Compensation Committee of the Board of Trustees in the future.

Item 7.01	Regulation FD Disclosure

On February 20, 2018, the Company issued a press release announcing the appointments discussed above. A copy of this press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1—Press Release dated February 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

By:	/s/ Lily Y. Hughes
Lily Y. Hughes
Senior Vice President, Chief Legal Officer & Corporate Secretary

Date: February 20, 2018